Exhibit No. 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Regis Corporation (the Registrant) on Form 10-Q for the fiscal quarter ending March 31, 2015 filed with the Securities and Exchange Commission on the date hereof, Daniel J. Hanrahan, President and Chief Executive Officer of the Registrant, and Steven M. Spiegel, Executive Vice President and Chief Financial Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report on Form 10-Q complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarter Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

April 30, 2015

/s/ Daniel J. Hanrahan
Daniel J. Hanrahan, President and Chief Executive Officer

April 30, 2015

/s/ Steven M. Spiegel
Steven M. Spiegel, Executive Vice President and Chief Financial Officer